================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------
                                   FORM 8-K/A

Date of report (Date of earliest event reported): February 5, 2001


                               KEY COMPONENTS, LLC
                               -------------------
             (Exact name of Registrant as Specified in its charter)


   Delaware                  333-58675                    04-3425424
   --------                  ---------                    ----------
(State or Other      (Commission File Number)  (IRS Employer Identification No.)
Jurisdiction of
Incorporation or
Organization)

  200 White Plains Road, Tarrytown, NY                         10591
  ------------------------------------                         -----
(Address of Principal Executive Offices)                     (Zip Code)

                                 (914) 332-8088
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                          KEY COMPONENTS FINANCE CORP.
                          ----------------------------
             (Exact name of Registrant as specified in its charter)


   Delaware                  333-58675                   14-1805946
   --------                  ---------                   ----------
(State or Other      (Commission File Number)  (IRS Employer Identification No.)
Jurisdiction of
Incorporation or
Organization)

  200 White Plains Road, Tarrytown, NY                         10591
  ------------------------------------                         -----
(Address of Principal Executive Offices)                     (Zip Code)

                                 (914) 332-8088
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

                               KEY COMPONENTS, LLC
                                   Form 8-K/A

Item 1 - 6. --Not Applicable

Item 7--Financial Statements, Pro Forma Financial Information and Exhibits

This amendment provides the pro forma consolidated financial information of Key Components, LLC ("KCLLC or the "Company") pursuant to Article 11 of Regulation S-X as of and for the nine months ended September 30, 2000 and the year ended December 31, 1999, which was not included in the Form 8-K filed by the Company and its wholly-owned subsidiary Key Components Finance Corp. ("Finance Corp") on December 6, 2000, since the information for the period was not determinable at such time.

                               KEY COMPONENTS, LLC
                 UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

The following unaudited pro forma consolidated balance sheet as of September 30, 2000 and the unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2000 and the year ended December 31, 1999 have been prepared to give effect to (i) the acquisition by the Company of all of the outstanding common stock of Acme Electric Corporation ("Acme") on November 21, 2000 (the "Acquisition") for $9.00 per share, for an aggregate purchase price of approximately $47.3 million (excluding approximately $10.0 million of Acme debt retired at closing) and, (ii) the incurrence, by the Company, of debt under a new bank credit facility for the purpose of completing the Acquisition (the "New Credit Facility"). The unaudited pro forma consolidated balance sheet gives effect to the transactions described above as if they were consummated on September 30, 2000. The unaudited pro forma consolidated statements of operations give effect to all of the transactions described above as if they had occurred on January 1, 1999. The unaudited pro forma consolidated financial data has been derived by the Company by the application of pro forma adjustments to the unaudited consolidated financial statements of the Company as of and for the nine months ended September 30, 2000 and to the audited consolidated financial statements for the year ended December 31, 1999 and to the audited financial statements of Acme for the years ended June 30, 2000 and 1999 and unaudited financial statements as of and for the three months ended September 30, 2000 and 1999 and the six months ended December 31, 1999 and 1998. Acme's financial statements have been conformed to agree to the periods presented for the Company.

The unaudited pro forma financial data has been derived under the assumption that the Acquisition has been accounted for using the purchase method of accounting, under which tangible and identifiable intangible assets acquired and liabilities assumed are recorded at their respective fair values. Allocations of the purchase price in the Acquisition have been determined based on estimates of fair value, which are subject to the results of ongoing independent appraisals as well as the ultimate proceeds received from the two divisions held for sale, and, therefore, are subject to change.

The unaudited pro forma consolidated financial data does not purport to be indicative of the financial position or results of operations which would have been attained had the Acquisition and the New Credit Facility been consummated on the dates indicated or which may be attained in the future. The pro forma adjustments, as described in the notes to the unaudited pro forma consolidated balance sheet and the notes to the unaudited pro forma consolidated statements of operations, are based on available information and upon certain assumptions which management believes to be reasonable. These pro forma statements should be read in conjunction with the historical financial statements and accompanying notes of the Company and Acme. The audited consolidated financial statements for the Company are contained in the Company's Annual Report on Form 10-K for the year ended December 31, 1999 and are incorporated herein by reference. The unaudited consolidated financial statements for the Company are contained in the Company's quarterly report on Form 10-Q for the nine months ended September 30, 2000 and are incorporated herein by reference. The audited consolidated financial statements for Acme are contained in the Acme's Annual Report on Form 10-K for the years ended June 30, 2000 and 1999 and are incorporated herein by reference. The unaudited consolidated financial statements for Acme are contained in Acme's quarterly reports on Form 10-Q for the three months ended September 30, 2000 and 1999 and the six months ended December 31, 1999 and 1998 are incorporated herein by reference.

                      KEY COMPONENTS, LLC AND SUBSIDIARIES

             UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                            FOR THE NINE MONTHS ENDED
                               SEPTEMBER 30, 2000
                                 (In thousands)


                                                                                       Divisions
                                                                                     held for Sale   Pro Forma
                                                  KCLLC         ACME         Total         (1)      Adjustments      Pro Forma
                                                ---------    ---------    ---------  -------------  -----------      ---------
Net sales                                       $ 116,235    $  63,465    $ 179,700    $ (20,827)                    $ 158,873
Cost of goods sold                                 67,594       44,682      112,276      (15,968)                       96,308
                                                ---------    ---------    ---------    ---------                     ---------
        Gross profit                               48,641       18,783       67,424       (4,859)                       62,565

Selling, general and administrative
    expenses                                       23,825       15,015       38,840       (4,374)        (761)   2
                                                                                                          642    3
                                                                                                          (16)   8
                                                                                                           54    4
                                                                                                          112    7      34,497
Stock appreciation compensation and
other                                               2,125                     2,125                                      2,125
                                                ---------    ---------    ---------    ---------    ---------        ---------
        Income from operations                     22,691        3,768       26,459         (485)         (31)          25,943

Other income (expense):
    Other income                                      562       (2,292)      (1,730)        (210)
                                                                                                        2,726    8
                                                                                                         (290)   6         496

    Recapitalization fees                          (7,841)                   (7,841)                                    (7,841)

    Interest expense                              (10,288)        (484)     (10,772)         127       (3,196)   5     (13,841)
                                                ---------    ---------    ---------    ---------    ---------        ---------


Income (loss) before provision for
    income taxes, extraordinary item and
    discontinued operations                         5,124          992        6,116         (568)        (791)           4,757
Provision for income taxes                          3,240          310        3,550         (233)        (248)   9       3,069
                                                ---------    ---------    ---------    ---------    ---------        ---------
Income (loss) from continuing
operations before extraordinary item and
discontinued operations                         $   1,884    $     682    $   2,566    $    (335)   $    (543)       $   1,688
                                                =========    =========    =========    =========    =========        =========

                      KEY COMPONENTS, LLC AND SUBSIDIARIES

             UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 1999
                                 (In thousands)

                                                                                            Divisions
                                                                                             held for    Pro Forma
                                                       KCLLC         ACME        Total       Sale (1)    Adjustments      Pro Forma
                                                     ---------    ---------    ---------    ---------    -----------      ---------
Net sales                                            $ 144,125    $  77,150    $ 221,275    $ (26,567)        --          $ 194,708
Cost of goods sold                                      85,079       53,537      138,616      (21,493)        --            117,123
                                                     ---------    ---------    ---------    ---------    ---------        ---------
       Gross profit                                     59,046       23,613       82,659       (5,074)        --             77,585

Selling, general and administrative
  expenses
                                                        33,065       18,842       51,907       (5,839)         856    3
                                                                                                               134    4
                                                                                                               154    7
                                                                                                              (959)   2      46,253

Stock appreciation compensation and
other                                                    4,510                     4,510         --           --              4,510
                                                     ---------    ---------    ---------    ---------    ---------        ---------
       Income from operations                           21,471        4,771       26,242          765         (185)          26,822

Other income (expense):
      Other income                                         465        1,181        1,646         (507)        (113)   6       1,026

  Interest expense                                     (14,542)        (605)     (15,147)         174       (4,034)   5     (19,007)
                                                     ---------    ---------    ---------    ---------    ---------        ---------

Income before provision for income
  taxes, extraordinary item and
  discontinued operations                                7,394        5,347       12,741          432       (4,332)           8,841
Provision for income taxes                               2,551        2,205        4,756          177          500    9       5,433
                                                     ---------    ---------    ---------    ---------    ---------        ---------
Income from continuing operations
before extraordinary item and
discontinued operations                              $   4,843    $   3,142    $   7,985    $     255    $  (4,832)       $   3,408
                                                     =========    =========    =========    =========    =========        =========

                      KEY COMPONENTS, LLC AND SUBSIDIARIES

                    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED

                            STATEMENTS OF OPERATIONS

1. The results of operations of Acme's electronics and aerospace divisions are eliminated from the pro forma consolidated statements of operations as it was the Company's intent to sell both subsidiaries at the time it acquired Acme. The Company is in the process of conducting auctions for both divisions.

2. The adjustment reflects the elimination of certain of Acme's officers' compensation, directors' fees as well as certain administrative costs that are non recurring due to the changes in management structure as well as the proposed sale of two divisions of Acme.

3. As required by purchase accounting in connection with the acquisition of Acme, the Company will record goodwill of approximately $31.3 million. The unaudited pro forma consolidated statements of operations assume that the acquisition of Acme occurred on January 1, 1999. Accordingly, a net goodwill amortization adjustment, utilizing a 35 year life was included in selling, general and administrative expenses and is comprised of the following:

         (In thousands)

                                    Nine Months ended              Year ended
                                    September 30, 2000         December 31, 1999
                                    ------------------         -----------------

         Amortization of Goodwill        $  642                     $  856
                                    ==================         =================


4. Represents the net adjustment related to the following changes in the amortization of debt financing costs assuming the New Credit Facility was put in place on January 1, 1999

         (In thousands)

                                    Nine Months ended              Year ended
                                    September 30, 2000         December 31, 1999
                                    ------------------         -----------------

         Amortization of debt
         financing costs related
         to New Credit Facility (a)      $  419                     $  559

         Elimination of amortization
         of debt financing costs
         associated with debt repaid
         with New Credit Facility          (365)                      (425)
                                    ------------------         -----------------
                                         $   54                     $  134
                                    ==================         =================


         (a) Debt financing costs associated the New Credit Facility are approximately $3.4 million and are being amortized over the life of the agreement which is six years.

5. Represents the net adjustment to interest expense, assuming that the acquisition of Acme occurred on January 1, 1999:

         (In thousands)

                                    Nine Months ended              Year ended
                                    September 30, 2000         December 31, 1999
                                    ------------------         -----------------

         Interest expense associated
         with debt incurred in
         connection with the
         acquisition of Acme (a)         $  7,409                  $ 10,208

         Eliminate interest on debt of
         KCI repaid with proceeds
         from the New Credit Facility      (3,895)                   (5,915)

         Eliminate interest on debt of
         ACME repaid at closing of
         the acquisition thereof             (318)                     (259)
                                    ------------------         -----------------
                                         $  3,196                  $  4,034
                                    ===================        =================

          (a) Reflects weighted average debt outstanding of approximately $105,492 and $123,296 for the nine months ended September 30, 2000 and year ended December 31, 1999, respectively, for which the interest rates vary based on LIBOR. The weighted average interest rate used for pro forma purposes was 9.0% and 8.9% for the nine months ended September 30, 2000 and year ended December 31, 1999, respectively, with a 0.5% commitment fee on unused available credit. A 0.125% change in the weighted average interest rate would result in a change in interest expense of approximately $132,000 and $154,000 for the nine months ended September 30, 2000 and year ended December 31, 1999, respectively.

6. To eliminate interest income to reflect the use of available cash to fund the acquisition of Acme.

7. As a result of the Acquisition, the assets of Acme's pension plan will be written up to fair value. Assuming that this had occurred on January 1, 1999, Acme would not have recorded income related to the pension assets.

8. To remove all non-recurring charges expensed by Acme in connection with Acquisition.

9. To adjust income taxes for items that effect the Acme tax provision for the Nine months ended September 30, 2000 and the year ended December 31, 2000. In addition provision for income taxes was adjusted for the items that effect the tax provision of KCLLC for the period which , Key Components, Inc ("KCI"), the majority member of KCLLC,was a C during the nine months ended September 30, 2000. Through May 22, 2000, KCI was an S corporation and shareholders of KCI were personally responsible for the income taxes on the income of KCLLC that is allocated to KCI. Keyhold, Inc. ("Keyhold"), KCLLC's minority member, was a C corporation for tax purposes and was responsible for the income taxes resulting from the income allocated to it from KCLLC. On May 22, 2000, KCI and its shareholders consummated a Recapitalization (the "Recapitalization") of its equity with affiliates of Kelso & Company. Upon the consummation of the Recapitalization, KCI automatically converted to a C corporation for tax purposes. In addition, KCI acquired Keyhold. Keyhold was merged into KCI effective December 31, 2000. KCI holds no other assets other than its investment in KCLLC and has no operations. The obligations of KCI are included in the consolidated financial statements of KCLLC and its subsidiaries. Beginning May 23, 2000, the Company became responsible for taxes on the income of KCI, Keyhold and the Company.


                                      Nine Months ended            Year ended
                                      September 30, 2000       December 31, 1999
                                      ------------------       -----------------
         KCLLC:
         Additional amortization of
         deferred financing costs          $   (54)                  $    --
         Additional interest expense        (3,514)                       --
         Reduction to interest income         (290)                       --
                                        ----------------       -----------------
            Subtotal                        (3,858)                       --
         KCI's effective tax rate             40.3%                       --
                                        ----------------       -----------------
                                            (1,554)                       --
         Apportionment factor to C
         corporation                          44.4%                       --
                                        ----------------       -----------------
                                              (690)                       --
                                        ----------------       -----------------
         Acme:

         Acme interest expense savings     $   318                   $   259
         Administrative cost savings
         at Acme                               761                       959
                                        ----------------       -----------------
            Subtotal                         1,079                     1,218
         Acme's effective tax rate            41.0%                     41.0%
                                        ----------------       -----------------
                                               442                       500
                                        ----------------       -----------------
         Adjustment to provision for
         income taxes                      $  (248)                  $   500
                                        ================       =================

                      KEY COMPONENTS, LLC AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2000
                                 (In thousands)

                                                                                        Divisions
                                                                                         held for      Pro Forma
                                                    KCLLC        ACME        Total         sale        Adjustments         Pro Forma
                                                  ---------    ---------    ---------    ---------      ---------          ---------

Assets:
Current
   Cash and cash equivalents                      $   8,297    $     552   $   8,849    $    --         $  (7,797)     2   $   1,052
   Accounts receivable, net                          19,889       13,968      33,857       (3,425)                            30,432
   Inventories                                       27,093       12,969      40,062       (5,415)            400      8      35,047
   Prepaid expenses and other current assets          1,342        3,269       4,611         (215)            443              4,839
   Assets Held for Sale                                                                     9,000                              9,000
Net assets of discontinued operations                 2,836                    2,836                                           2,836
                                                  ---------    ---------    ---------    ---------       ---------         ---------
         Total current assets                        59,457       30,758      90,215          (55)         (6,954)            83,206

Property and equipment, net                          18,576       14,249      32,825       (8,245)            250      8
                                                                                                           (1,500)     8      23,330

Goodwill, net                                        90,253                   90,253         4,615   3     25,362    3,6     120,230

Deferred financing costs, net                         5,593                    5,593                       (2,096)     5
                                                                                                            3,353      2       6,850

Intangibles, net                                        864          281       1,145                         (281)     8         864

Other assets                                          1,019        5,848       6,867       (3,543)          4,685      8       8,009

                                                  ---------    ---------    ---------    ---------      ---------          ---------
                                                  $ 175,762    $  51,136    $ 226,898    $  (7,228)     $  22,819          $ 242,489
                                                  =========    =========    =========    =========      =========          =========

                      KEY COMPONENTS, LLC AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2000
                                 (In thousands)

                                                                                        Divisions
                                                                                         held for      Pro Forma
                                                    KCLLC        ACME        Total         sale        Adjustments         Pro Forma
                                                  ---------    ---------    ---------    ---------      ---------          ---------

Liabilities and Member's Equity:
Current:
      Current portion of long-term debt
      and other long-term obligations             $   8,091    $     243    $   8,334    $    (226)     $  (8,000)    2,4
                                                                                                            7,500     2,4  $   7,608

      Accounts payable                                5,538        6,650       12,188       (1,560)                           10,628

      Accrued interest                                2,924           54        2,978           (3)          (124)    2,5
                                                                                                              (54)    2,5      2,797

      Accrued compensation                            3,106        2,152        5,258       (1,132)                            4,126

      Accrued expenses and other
      current liabilities                             4,535        1,540        6,075         (782)         3,366     3,7
                                                                                                             (845)      5
                                                                                                              928       8      8,742

                                                  ---------    ---------    ---------    ---------      ---------          ---------
Total current liabilities                            24,194       10,639       34,833       (3,703)         2,771             33,901


Long term debt                                      124,822       12,154      136,976       (3,525)        (9,981)    2,4
                                                                                                          (44,000)    2,4
                                                                                                           97,492     2,4    176,962


Deferred tax liabilities                               --          2,499        2,499                         293       8      2,792

Other long term liabilities                             562        1,905        2,467                       1,434       8      3,901
                                                  ---------    ---------    ---------    ---------      ---------          ---------

         Total liabilities                          149,578       27,197      176,775       (7,228)        48,009            217,556

Members' equity                                      26,184       23,939       50,123                     (25,190)    5,6     24,933
                                                  ---------    ---------    ---------    ---------      ---------          ---------
                                                  $ 175,762    $  51,136    $ 226,898    $  (7,228)        22,819          $ 242,489
                                                  =========    =========    =========    =========      =========          =========

                      KEY COMPONENTS, LLC AND SUBSIDIARIES

                    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED

                                  BALANCE SHEET


1. The assets and liabilities of Acme's Electronics and Aerospace divisions are reflected on the unaudited pro forma consolidated balance sheet as assets held for sale of $9.0 million. The $9.0 million reflects the present value of the estimated proceeds to be received on the sale of the divisions plus the present value of cash to be generated by the divisions during the holding period. The Company is in the process of conducting auctions for both divisions.

2.   Represents the following:

              (In thousands)

              Proceeds from issuance of acquisition debt, see Note (4)
                                                                                                                     $      104,992

              Cash used for the acquisition of Acme shares, including expenses paid, see Note (7)
                                                                                                                            (47,277)

              Cash used to pay off outstanding debt of KCI under the old credit facility plus accrued interest thereon see Notes (4) and (5)

                                                                                                                            (52,124)

              Cash used to pay off certain debt of Acme plus accrued interest, see Notes (4)
                                                                                                                            (10,035)

               Deferred financing costs in connection with the bank debt incurred to complete the acquisition
                                                                                                                             (3,353)

                                                                                                                     --------------
                                                                                                                     $        7,797
                                                                                                                     ==============




3. Represents the excess of the total purchase price over the estimated fair value of net tangible assets acquired as follows:

              (In thousands)

              Total purchase price, including costs and expenses                                                     $       47,943
              Fair value of net tangible assets acquired                                                                    (16,600)
                                                                                                                     --------------
                                Pro Forma addition to goodwill                                                       $       31,343
                                                                                                                     ==============

4. Represents the net amount of debt incurred to complete the acquisition of Acme less the amount of Acme debt paid off concurrent with completion of the acquisition as follows:


         (In thousands)
                                                                        Current portion of
                                                                       long term obligations        Long term obligations
                                                                       ---------------------        ---------------------
         Debt incurred under revolving credit
         facility                                                           $      -                       $ 4,992

         Debt incurred under term
         loan                                                                  7,500                        92,500

         Debt of KCI paid off                                                 (8,000)                      (44,000)

         Debt of Acme paid                                                         -                        (9,981)
         off
                                                                       ---------------------        ---------------------
                                                                            $   (500)                      $43,511
                                                                       =====================        =====================


     The revolving credit facility matures June 2006 and the term loan facility is payable in quarterly installments through June 2006.


5. Represents the write-off of deferred finance costs associated with the Company's debt facility paid off with a portion of proceeds from the New Credit Facility and the payment of accrued interest related to the Acme and KCI debt repaid. The write-off of the deferred finance costs of approximately $2.1 million that the Company took in November 2000, is reflected as an extraordinary charge in the Company's fourth quarter 2000 financial statements. As such it is reflected as a reduction to Members' equity, net of income taxes of $845,000, on the unaudited pro forma consolidated balance sheet as of September 30, 2000. See Notes (2) and (4).

6. Represents consolidating entry to eliminate the Company's investment in Acme of approximately $47.9 million.

7. Represents the accrual of severances costs incurred in connection with the acquisition as well as the accrual of estimated acquisition expenses yet to be billed to the Company.

8. Represents adjustments to the basis of the assets acquired from Acme to reflect estimated fair value as of the date of acquisition. Any adjustment to accruals reflect conforming Acme's accounting policies to the Company's. Allocations of the purchase price in the Acquisition have been determined based on estimates of fair value, which are subject to the results of ongoing independent appraisals as well as the ultimate proceeds received from the two divisions held for sale, and, therefore, are subject to change.